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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2001
                                -----------------



                         AFFILIATED MANAGERS GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                       001-13459             04-3218510
           --------                       ---------             ----------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (IRS EMPLOYER
        INCORPORATION)                                      IDENTIFICATION NO.)


                      600 HALE STREET
              PRIDES CROSSING, MASSACHUSETTS                    01965
              ------------------------------                    -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                                 (617) 747-3300
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
             (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On December 21, 2001, the Company closed a public offering of 8,000,000 FELINE PRIDES. Previously, on December 5, 2001, Affiliated Managers Group, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-74558), which was declared effective on December 10, 2001 (the "Registration Statement"). On December 18, 2001, the Company entered into an Underwriting Agreement with the underwriters named therein, relating to the offering and sale by the Company of up to 9,200,000 FELINE PRIDES (including an overallotment option for up to 1,200,000 FELINE PRIDES) under the Registration Statement. On December 20, 2001, the Company filed a Prospectus Supplement, dated December 18, 2001, which included the Prospectus dated December 10, 2001. The FELINE PRIDES initially consist of units referred to as Income PRIDES that include (i) a purchase contract under which the holder will purchase shares of the Company's common stock, $.01 par value per share, on November 17, 2004 and (ii) 6.0% senior notes due November 17, 2006. In connection with its offering of the FELINE PRIDES, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

ITEM 7.  EXHIBITS.

         1.1 Underwriting Agreement dated December 18, 2001 by and among Affiliated Managers Group, Inc., Merrill Lynch & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters listed in Schedule A thereto.

         4.1 Indenture, dated December 21, 2001, between Affiliated Managers Group, Inc. and First Union National Bank, as Trustee.

         4.2 First Supplemental Indenture, dated December 21, 2001, between Affiliated Managers Group, Inc. and First Union National Bank, as Trustee.

         4.3. Purchase Contract Agreement, dated December 21, 2001, between Affiliated Managers Group, Inc. and First Union National Bank, as Purchase Contract Agent.

         4.4. Pledge Agreement, dated December 21, 2001, between Affiliated Managers Group, Inc. and First Union National Bank, as Collateral Agent, Custodial Agent, Purchase Contract Agent and Securities Intermediary.

         4.5 Remarketing Agreement, dated December 21, 2001, by and among Affiliated Managers Group, Inc., First Union National Bank, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Remarketing Agent and Reset Agent.

         4.6.     Form of Income Prides Certificate (included as Exhibit A to
                  Exhibit 4.3).

         4.7.     Form of Growth Prides Certificate (included as Exhibit B to
                  Exhibit 4.3).

         4.8.     Form of 6% Senior Note (included as part of Exhibit 4.2).

         8.1.     Opinion of Goodwin Procter LLP regarding certain tax matters.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AFFILIATED MANAGERS GROUP, INC.


Date: December 31, 2001             By: /s/ Darrell W. Crate
     -----------------------            -----------------------------------
                                        Darrell W. Crate
                                        Executive Vice President and Chief
                                        Financial Officer


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